Financial Assets Held for Trading at Fair Value Through Profit or Loss - Schedule of Financial Assets Held for Trading at Fair Value Through Profit or Loss (Details) - CLP ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023
Schedule of Financial Assets Held for Trading at Fair Value Through Profit or Loss [Abstract]
Financial derivative contracts	$ 2,303,353	$ 2,035,540
Debt Financial Instruments	1,714,381	3,363,624
Other financial instruments	411,689	409,328
Total	$ 4,429,423	$ 5,808,492